UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 15, 2024 (the “Closing Date”), Dolphin Entertainment, Inc., a Florida corporation (the “Company”), acquired all of the issued and outstanding membership interests of Elle Communications, LLC, a California limited liability company (“Elle”), pursuant to a membership interest purchase agreement dated the Closing Date, by and among the Company and the seller signatory thereto (the “Acquisition”). Elle is a California based communications agency.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K the Company filed on July 19, 2024, to include Elle audited financial statements as of and for the years ended December 31, 2023, the unaudited financial statements as of and for the six months ended June 30, 2024 and the unaudited pro forma combined financial information related to the Acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited balance sheet of Elle as of December 31, 2023 and the related statement of income, statement of member’s equity and statement of cash flow for the year ended December 31, 2023, together with the accompanying notes thereto and the unaudited financial statements of Elle as of and for the six month period ended June 30, 2024 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, including the condensed combined balance sheet as of June 30, 2024, statement of operations for the six months ended June 30, 2024 and statement of operations for the period ending December 31, 2023 are filed as Exhibit 99.2 and are incorporated herein by reference. The unaudited pro forma condensed combined financial information was prepared giving effect to the Acquisition as if it had occurred on January 1, 2023. This unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the Company's actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company's future operating results or financial position.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
23.1	Consent of Grant Thornton, LLP
99.1	Historical Financial Information of Elle Communications, LLC
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Dolphin Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: September 27, 2024	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer